SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                 FORM 8-K/A
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                              ----------------

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 3, 2000
                                                      ----------------


                      NORTH FORK BANCORPORATION, INC.
            ---------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


     DELAWARE                         1-10458                36-3154608
--------------------------   ------------------------  -----------------------
(STATE OR OTHER JURISDICTION (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                   IDENTIFICATION NO.)


                 275 BROAD HOLLOW ROAD MELVILLE, NEW YORK    11747
               ------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)



(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)     (631) 844-1004
                                                    ----------------------



      This Current Report on Form 8-K/A amends the Current Report on Form 8-K of North Fork Bancorporation, Inc. (the "Registrant") filed with the Securities and Exchange Commission on March 3, 2000.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

          99.1 Unaudited Financial Statements of Reliance Bancorp, Inc. as of December 31, 1999.





                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NORTH FORK
                                             BANCORPORATION, INC.


                                          By: /s/ Daniel M. Healy
                                             ----------------------------------
                                             Name:  Daniel M. Healy
                                             Title: Executive Vice President
                                                    and Chief Financial Officer

Date: March 28, 2000

                                 EXHIBIT INDEX



Exhibit
Number     Description
-------    ------------

99.1 Unaudited Financial Statements of Reliance Bancorp, Inc. as of December 31, 1999.